Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus,

each dated February 1, 2016

The prospectuses of the Thrivent Mutual Funds (the “Trust”) are hereby amended as follows.

1.	The date on which Class A Shares are closed to new shareholders is changed to February 29, 2016 under “Summary Section—Purchase and Sale of Fund Shares” for each Fund and “Shareholder Information—Class A Shares” in the Class A Shares prospectus and under “Shareholder Information—Class S Shares” in the Class S Shares prospectus.

2.	The date on which Class S Shares are available to be purchased from a broker-dealer or financial intermediary who maintains a selling agreement with the Funds’ principal underwriter, and subject to an account service fee for certain services provided by the broker-dealer and their financial representatives under “Shareholder Information—Class S Shares” in the Class S Shares prospectus is changed to February 29, 2016.

3.	The date on which Class A Shares of Thrivent Government Bond Fund are closed to all purchases and exchanges into the Fund, other than the reinvestment of dividends by current shareholders in the Fund, under “Summary Section—Thrivent Government Bond Fund” and “Shareholder Information—Class A Shares” in the Class A Shares prospectus is changed to February 29, 2016.

4.	The date on which the check writing feature will no longer be available to be added to a Class S share account and additional checks will no longer be available under “Shareholder Information—Redeeming Shares—Thrivent Money Market Fund Checks” in the Class S Shares prospectus is changed to February 29, 2016.

5.	Effective February 29, 2016, the initial sales charge imposed on Class A Shares for all Funds other than Thrivent Limited Maturity Bond Fund and Thrivent Money Market Fund (which will continue to be offered without an initial sales charge) and Thrivent Government Bond Fund (which will be closed to all purchases) will be revised as follows under “Shareholder Information—Class A Shares” in the Class A Shares prospectus:

WHEN YOU INVEST THIS AMOUNT	THIS % IS DEDUCTED FOR SALES CHARGES	WHICH EQUALS THIS % OF YOUR INVESTMENT**
Up to $50,000	4.50%	4.71%
$50,000-99,999.99	3.50%	3.63%
$100,000-249,999.99	2.50%	2.56%
$250,000-499,999.99	1.50%	1.52%
$500,000-999,999.99	1.00%	1.01%
$1,000,000 and greater	0.00%*	0.00%*

*	A deferred sales share of 1% will apply to shares redeemed within one year.
**	The actual sales charge that may be paid by the investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of shares purchased.

The date of this Supplement is February 12, 2016.

Please include this Supplement with your Prospectus.

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